SCUDDER
INVESTMENTS(SM)
[LOGO]


--------------------
BOND
--------------------

Scudder High Yield
Bond Fund
Fund #047















Annual Report
January 31, 2000



For investors seeking a high level of
current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      33   Report of Independent Accountants

                      34   Officers and Trustees

                      35   Investment Products and Services

                      37   Scudder Solutions

Scudder High Yield Bond Fund
--------------------------------------------------------------------------------
ticker symbol SHBDX                                             fund number 047
--------------------------------------------------------------------------------

Date of Inception:    o    High yield bond performance was essentially flat
6/28/96                    during the 12 months ended January 31, 2000, as
                           higher interest rates, tighter bank credit, and Y2K concerns negatively affected many issuers.

Total Net Assets as   o    For its most recent fiscal year ended January 31,
of 1/31/00:                2000, Scudder High Yield Bond Fund posted a total
$153 million               return of 1.04%. This return outpaced the 0.06% total
                           return of the Merrill Lynch High Yield Master Index.
                           On January 31, the fund posted an 11.16% 30-day SEC yield.

                      o We believe that attractive yields -- as well as increased selectivity and discipline that we are witnessing within the high yield sector -- bode well for market performance going forward.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Welcome to the year 2000. We're beginning the new year with a new format for Scudder fund annual reports, which we hope you'll find attractive and easy to read.

High yield bonds have faced significant challenges during Scudder High Yield Bond Fund's most recent fiscal year ended January 31, 2000. The difficult environment is reflected in the fund's 1.04% total return for the 12-month period ended January 31. As detailed in the interview that begins on page 8, bonds largely sold off during the period in favor of stocks, as the U.S. Federal Reserve began to raise interest rates in an attempt to slow the roaring U.S. economy and prevent a recurrence of higher inflation. High yield issues were also hurt by tightened bank credit and Y2K concerns.

Another challenge for many high yield issuers is one that spans fixed-income and equity markets: Though the long-running economic boom and rising stock market have made many Americans feel richer, this good fortune has not translated into higher securities prices for many basic industrial companies. Investors' differentiation between basic industrials versus Internet and other "new economy" issuers has caused many high yield bonds to trade at yield levels much higher than what you might expect, given the health of the economy.

Despite these challenges, our near-term outlook for high yield bonds is constructive. By contrast with the "go-go" mid-90s high yield bond market, we detect additional discernment by high yield purchasers and increased quality in high yield issuance. With the higher yields now available, we are hopeful that investors will return to the high yield market in a more broadly based fashion over the coming year.

If you have any questions regarding Scudder High Yield Bond Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder High Yield Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                               January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------







THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                            Merrill Lynch
                Scudder High Yield           High Yield
                    Bond Fund               Master Index*

          6/96**     10000                      10000
          7/96       10003                      10068
          1/97       11119                      10883
          7/97       12008                      11705
          1/98       12897                      12368
          7/98       13411                      12808
          1/99       13363                      12756
          7/99       13377                      12873
          1/00       13502                      12764


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                                Total Return
                               Growth of                                   Average
Period ended 1/31/2000          $10,000             Cumulative             Annual
------------------------------------------------------------------------------------
Scudder High Yield Bond Fund
------------------------------------------------------------------------------------
1 year                         $  10,104                1.04%                1.04%
------------------------------------------------------------------------------------
Life of Fund**                 $  13,502               35.02%                8.71%
------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index*
------------------------------------------------------------------------------------
1 year                         $  10,006                0.06%                0.06%
------------------------------------------------------------------------------------
Life of Fund**                 $  12,764               27.64%                7.04%
------------------------------------------------------------------------------------


* The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on June 28, 1996. Index comparisons begin June 30, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------



THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER HIGH YIELD BOND FUND TOTAL RETURN (%) AND MERRILL LYNCH HIGH YIELD MASTER INDEX* TOTAL RETURN (%)

                                 Yearly periods ended January 31

                                   1997   1998   1999   2000
--------------------------------------------------------------------------
Fund Total
Return (%)                        11.16   15.99   3.61   1.04
--------------------------------------------------------------------------
Index Total
Return (%)                         8.83   13.65   3.14   0.06
--------------------------------------------------------------------------
Net Asset
Value ($)                         12.63   13.24  12.40  11.36
--------------------------------------------------------------------------
Income
Dividends
($)                                 .57    1.17   1.19   1.15
--------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                 .01     .14    .09     --
--------------------------------------------------------------------------

* The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

   Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               January 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                          The fund carried a
Corporate Bonds             89%                         modest cash position
Preferred Stocks             6%                           during the period.
Cash Equivalents             4%
Foreign Bonds                1%
------------------------------------
                           100%
------------------------------------





--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
(Excluding Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                             We continued to
Communications              29%                                    overweigh
Media                       17%                       telecommunications and
Consumer Discretionary      12%                     media during the period,
Manufacturing               11%                      as growth prospects for
Service Industries           6%                        these two sectors are
Metals & Minerals            6%                              very promising.
Financial                    4%
Consumer Staples             3%
Construction                 3%
Other                        9%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                      The fund maintained a
Cash Equivalents             4%                        relatively defensive
BBB                          2%                        strategy through its
BB                          11%                    most recent fiscal year,
B                           60%                       retaining significant
CCC                         15%                         holdings in B-rated
Not Rated                    8%                                      bonds.
------------------------------------
                           100%
------------------------------------
Weighted Average Quality: B


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                     A range of maturities is
Less than 1 year             9%                        represented within the
1 through 5 years           18%                             fund's portfolio.
5 through 8 years           35%
8 years or greater          38%
------------------------------------
                           100%
------------------------------------
Weighted Average Effective
Maturity: 6.64 years












For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2000

For an overview of Scudder High Yield Bond Fund's performance, strategy, and outlook, we present an interview with Scudder High Yield Bond Fund's lead portfolio manager, Kelly D. Babson.

Q: How has Scudder High Yield Bond performed over its most recent fiscal year?

A: For the 12-month period ended January 31, 2000, Scudder High Yield Bond Fund posted a 1.04% total return. Over the same period the high yield market as measured by the Merrill Lynch High Yield Master Index returned 0.06%. The fund's total return was 35.02% since its June 28, 1996, inception, surpassing the Index's 27.64% return over the same period. On January 31, the fund offered an 11.16% 30-day SEC yield.

Q: The high yield market endured difficult market conditions during the fund's most recent fiscal year. Did conditions improve at the close of the period?

A: The fourth quarter of the fund's fiscal year showed some improvement. We had what typically would be the January rally in November and early December. Earlier on, in July, August, and September, investors were leaving the riskier asset classes, concerned over Y2K and rising interest rates. Then, as interest rate spreads of high yield bonds versus Treasuries widened enough to look attractive by the end of October, we did see a fairly significant rally in high yield issues, with some new money coming into the sector. That rally reversed course, though, from the second week of December through the end of January.

Q: What has the market environment been for high yield bonds?

A: To provide some perspective, in 1998, high yield mutual funds took in about $20 billion, down from the record set in 1997, but still a healthy number. Last year, high yield mutual funds took in a little less than $1 billion, a very flat year, and so far this year they've lost assets. Typically January is a very strong month for high yield issues, as investors' risk tolerance generally improves with the start of the new year. So, we're not seeing the normal seasonal trends right now, and we believe most of that money is going to the equity market. Partly, it's because some investors don't want to own bonds in a rising rate environment, and partly it's that high yield as a sector has endured two years of subcoupon total returns.

Q: In light of continued favorable economic conditions in the U.S., do you find the high yield market's recent performance surprising?

A: Imagine that you could flip the calendar back to 1998 and successfully predict that the economy would continue to grow at a rate of 4% or better, inflation would remain contained at the 2 to 2 1/2% level, global growth would accelerate, and equity markets would continue to soar. How would high yield perform? No one would have predicted what actually happened -- that the high yield market would experience a significant increase in default rates approaching early 1990s levels, and subcoupon returns.

Q: Why has high yield underperformed as a sector?

A: With the increase in wealth fueled by the stock market and rising home prices, a typical individual's balance sheet looks very healthy today. But it's a paper balance sheet. Individuals and companies have been emboldened to borrow more, to leverage themselves to a greater degree. The equity market has allowed individuals and companies to access capital more cheaply and more easily. And the stock market seemed to go nowhere but up through the end of January. But that positive sentiment was actually at the margins. It's concentrated in high growth areas -- in the Internet, in telecomm, and in media companies. It's not in smokestack America, in basic industrials. Until this year, the Russell 2000 has been limping along. Small cap and value stocks, which have been the bread and butter of the high yield market, are doing comparatively poorly. These basic industrial companies are being squeezed by cheap imports and by their inability to pass through significant price increases on raw materials to their end customer because of the low inflation environment overall.

Basic industrials are also having difficulty finding labor at affordable rates, and they're facing tightened bank lending standards. The equity market is fueling growth, but value stories are not finding an audience in the equity market right now. That's why you're seeing a spike up in personal bankruptcies and an increase in the number of companies that violate cash flow or net worth covenants in their revolving credit arrangements with banks. Three or four years ago banks just rolled over this debt, or the company could raise money in the high yield market. With liquidity more stressed in the high yield market, and with banks tightening, there's a credit squeeze. The equity advance has not been very broad and valuations on corporations outside the media, Internet, and telecomm sectors have been shrinking in many cases. So the move to a new economy has caught a lot of what were traditionally high yield borrowers and left them behind, at least temporarily.

Q: How have these changing conditions affected the market?

A: In 1999, we witnessed a growing dispersion in yields within the high yield sector, and more differentiation by credit quality within high yield bonds. In 1997, spreads between high yield companies of varying degrees of quality were very tight. Over the last two years (and accelerating quite dramatically in 1999) there has been a "blowout" in dispersion of yields, where the lower quality and the more challenged borrowers are trading at much wider yield spreads than before. Better quality companies continue to trade fairly tight to Treasuries. Investors are being much more risk averse, in light of the spike in default rates and the reduced recovery values that we're seeing in the market.

Q: Given yield dispersion and a higher default rate within the overall market, what was the fund's portfolio strategy over the period?

A: Throughout the fund's fiscal year we maintained a relatively defensive portfolio strategy. Though we do monitor sector allocations within the portfolio, we generally followed a bottom-up strategy during the period. We sought to head off potential problems by being well ahead of negative developments within credits that the fund owns. We maintained a core of BB-rated securities -- at the high end of our universe's quality spectrum -- despite the fact that in a rising interest rate environment we would expect BB-rated bonds to underperform lower-rated credits on a total-return basis. BB-rated and B-rated bonds within the portfolio posted fairly good performance during the period as the credit profiles of many of these companies moved toward investment grade. We also continued to have meaningful CCC exposure in the portfolio, 15% as of the period's close, concentrated in telecomm and Internet-related companies. On the subject of credit quality, it's worth noting that Scudder High Yield Bond Fund has never experienced any bond defaults.

Q: Were there any changes to sector allocations within the portfolio?

A: Sectors were fairly consistent throughout the period. The fund's largest overweights continued to be in telecommunications and media. That's because the growth prospects and the potential for credit upgrades within these two sectors are very promising. As the bulk of the new issuance has been concentrated in media and telecommunications, to keep up with the market we've had to continue to increase our allocations in those sectors. In addition, we increased our weighting in energy, paper, and forest products at the beginning of the year, which was generally positive from a sector perspective as well as from an individual security perspective. Areas that we underweighted included health care, supermarkets, technology, and retail. These underweights, particularly in health care, helped fund performance.

Q: What is your outlook for the high yield market over the coming months?

A: I'm optimistic about the market near term. The higher default rate that the high yield market has experienced is discounted in spreads right now. We believe that most of the more speculative issuance that recently experienced credit problems has seen the worst. Because liquidity conditions have become more challenging, investors are more discriminating about what they'll buy. There's also more selectivity and discipline in the high yield offerings that are being brought to market, which bodes well for market fundamentals and technicals going forward. It will take some time for these positive developments to translate into meaningful spread tightening and increased total return for high yield investors. But given the fact that yields are fairly high, we believe that the income potential from a high yield portfolio is very attractive going forward. We believe that Scudder High Yield Bond Fund remains an attractive vehicle for investors seeking high current income as well as capital appreciation potential.

Scudder High Yield Bond Fund:
A Team Approach to Investing

Scudder High Yield Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Kelly D. Babson is a portfolio manager in the Adviser's Global Bond Group, with over 18 years of experience in fixed-income investing including ten years of high yield portfolio management prior to joining the Adviser.

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Coupon The interest rate on a bond that the issuer (in the case of high yield bonds, a corporation) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 on $1,000 of the face amount each year.

             Default Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation. Default rate refers to the annual percentage of bonds in a fund that stop making principal and/or interest payments.

                High  A bond that has a rating of BB or less and pays
          Yield Bond  a high yield to compensate for its greater credit risk.
              Sector A similar group of bonds or stocks, usually found in one industry. Some examples of sectors that could be found in a high yield bond fund or a stock fund at any given time include airlines, financial services companies, and telecommunications providers.

    30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

        Total Return  The most common yardstick to measure the
                      performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

        Yield Spread  The difference in yield between various types of bonds. A high yield bond's yield is generally compared to the yield of a Treasury bond of similar maturity as a valuation yardstick. If yield spreads are "narrow," for example, it generally means that high yield bond yields have been declining, and prices rising.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                     as of January 31, 2000
--------------------------------------------------------------------------------

                                                           Principal
                                                           Amount (b)  Value ($)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreements 3.3%
--------------------------------------------------------------------------------


 State Street Bank and Trust Company 5.68%, to be
    repurchased at $4,979,786 on 2/1/2000                            -----------
    (Cost $4,979,000)** ................................   4,979,000   4,979,000
                                                                     -----------

--------------------------------------------------------------------------------
Foreign Bonds -- Non U.S.$ Denominated 0.7%
--------------------------------------------------------------------------------

 Dolphin Telecom PLC, Step-up Coupon 0% to 6/1/2003,                 -----------
    11.625% to 6/1/2008 (Cost $1,904,344) .........  EUR   2,500,000   1,127,916
                                                                     -----------

--------------------------------------------------------------------------------
Corporate Bonds 89.4%
--------------------------------------------------------------------------------

 Consumer Discretionary 10.4%
 Avis Rent A Car, 11%, 5/1/2009 ........................   1,750,000   1,811,250
 Boca Resorts, Inc., 9.875%, 4/15/2009 .................   1,200,000   1,122,000
 Cinemark USA, Inc., Series D, 9.625%, 8/1/2008 ........   1,000,000     850,000
 Circus Circus Enterprises, Inc., 9.25%, 12/1/2005 .....   1,000,000     987,500
 Finlay Fine Jewelry Co., 8.375%, 5/1/2008 .............   2,250,000   2,025,000
 Guitar Center Management, 11%, 7/1/2006 ...............   1,350,000   1,323,000
 Hollywood Entertainment Corp., 10.63%, 8/15/2004 ......   1,000,000     895,000
 Horseshoe Gaming Holdings, 8.625%, 5/15/2009 ..........   1,000,000     930,000
 International Game Technology, 8.375%, 5/15/2009 ......   1,000,000     930,000
 Mohegan Tribal Gaming Authority, 8.125%, 1/1/2006 .....   2,000,000   1,880,000
 National Vision Association, Ltd., 12.75%, 10/15/2005 .   1,830,000     686,250
 Premier Parks Inc., 9.75%, 1/15/2007 ..................   1,500,000   1,500,000
 Regal Cinemas, Inc., 9.5%, 6/1/2008 ...................   1,000,000     680,000
                                                                     -----------
                                                                      15,620,000
                                                                     -----------
 Consumer Staples 3.0%
 Aurora Foods, Inc., Series D, 9.875%, 2/15/2007 .......   1,125,000   1,102,500
 Dyersburg Corp., Series B, 9.75%, 9/1/2007 ............   1,500,000     675,000
 Fleming Companies, Inc., 10.625%, 7/31/2007 ...........   1,400,000   1,260,000
 Jafra Cosmetics International, Inc., 11.75%, 5/1/2008 .   1,500,000   1,425,000
                                                                     -----------
                                                                       4,462,500
                                                                     -----------
 Health 0.7%
 Dade International, Inc., 11.125%, 5/1/2006 ...........   1,000,000     975,000
 MEDIQ, Inc., 11%, 6/1/2008 ............................     860,000     129,000
                                                                     -----------
                                                                       1,104,000
                                                                     -----------
 Communications 26.4%
 21st Century Telecom Group, Inc., Step-up Coupon, 0% to
    2/15/2003, 12.25% to 2/15/2008 .....................   4,975,000   3,407,875

    The accompanying notes are an integral part of the financial statements.

                                                           Principal
                                                           Amount (b)     Value ($)
------------------------------------------------------------------------------------

 Allegiance Telecom, Inc., Step-up Coupon, 0% to
    2/15/2003, 11.75% to 2/15/2008 .....................   3,500,000    2,520,000
 American Cellular Corp., 10.5%, 5/15/2008 .............   1,000,000    1,132,500
 Call-Net Enterprises, Inc., Step-up Coupon, 0% to
    5/15/2004, 10.8% to 5/15/2009 ......................   1,500,000      735,000
 Filtronic PLC, 10%, 12/1/2005 .........................   1,500,000    1,406,250
 GST USA Inc., Step-up Coupon, 0% to 12/1/2000, 13.875%
    to 12/15/2005 ......................................   2,500,000    1,950,000
 Global Crossing, Ltd., 9.625%, 5/15/2008 ..............     850,000      824,500
 Impsat Corp., 12.375%, 6/15/2008 ......................   1,250,000    1,162,500
 Level 3 Communications, Inc., 9.125%, 5/1/2008 ........   1,000,000      920,000
 Long Distance Direct Holdings, Inc., 12.25%, 4/15/2008    1,000,000      530,000
 McLeod USA, Inc., 9.25%, 7/15/2007 ....................   2,000,000    1,930,000
 McLeod USA, Inc., 9.5%, 11/1/2008 .....................   1,000,000      980,000
 MetroNet Communications Corp., Step-up Coupon, 0% to
    6/15/2003, 9.95% to 6/15/2008 ......................   2,150,000    1,687,750
 Metromedia Fiber Network, Inc., 10%, 11/15/2008 .......   1,000,000      997,500
 Nextlink Communications, Inc., Step-up Coupon, 0% to
    4/15/2003, 9.45% to 4/15/2008 ......................   3,600,000    2,250,000
 Orbital Imaging Corp., Series B, 11.625% to 3/1/2005 ..     700,000      472,500
 PSINet Inc., 10% to 2/15/2005 .........................   1,000,000      985,000
 Primus Telecommunications Group, 11.25% to 1/15/2009 ..   1,250,000    1,187,500
 Primus Telecommunications Inc., 12.75% to 10/15/2009 ..     750,000      753,750
 Rogers Cantel, 9.75%, 6/1/2016 ........................   1,000,000    1,087,500
 SBA Communications Corp., Step-up Coupon, 0% to
    3/1/2003, 12% to 3/1/2008 ..........................   1,850,000    1,258,000
 Sprint Spectrum L.P., Senior Note, 11%, to 8/15/2006 ..   1,000,000    1,097,740
 Star Choice Communications Inc., 13% to12/15/2005 .....   1,000,000    1,015,000
 Telecorp PCS, Inc., Step-up Coupon, 0% to 4/15/2004,
    11.625% to 4/15/2009 ...............................   2,750,000    1,739,375
 Teligent, Inc., 11.5%, 12/1/2007 ......................   2,000,000    1,920,000
 Triton Communications LLC, Step-up Coupon, 0% to
    5/1/2003, 11% to 5/1/2008, .........................   1,700,000    1,207,000
 United Pan-Europe Communication, 11.25% to 11/1/2009 ..   1,135,000    1,117,975
 Versatel Telecom, 11.875%, 7/15/2009 ..................   1,000,000    1,015,000
 Viatel, Inc., Step-up Coupon, 0% to 4/15/2003, 12.5% to
    4/15/2008 ..........................................   1,500,000      877,500
 Voicestream Wireless Corp., 10.375%, 11/15/2009 .......   1,290,000    1,322,250
 WorldCom, Inc., 8.875%, 1/15/2006 .....................     368,000      384,847
                                                                     ------------
                                                                       39,874,812
                                                                     ------------
 Financial 3.8%
 Bank United Capital Trust, Series B, 10.25%, 12/31/2026   1,000,000      889,100



    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                          Amount (b)   Value ($)
--------------------------------------------------------------------------------

 CSBI Capital Trust I, 11.75%, 6/6/2027 ...............     957,000    1,023,990
 Kappa Beheer BV, 10.625%, 7/15/2009 ..................   1,000,000    1,030,000
 Spectrasite Holdings, Inc., Step-up Coupon, 0% to
    4/15/2004, 11.25% to 4/15/2009 ....................   4,750,000    2,731,250
                                                                     -----------
                                                                       5,674,340
                                                                     -----------
 Media 14.7%
 AMFM Operating, Inc., 12.625%, 10/31/2006 ............   1,859,000    2,086,728
 AMFM Inc., 10.5%, 1/15/2007 ..........................   1,650,000    1,786,125
 Adelphia Communications Corp., 10.5%, 7/15/2004 ......   1,500,000    1,518,750
 American Lawyer Media, Inc., 9.75%, 12/15/2007 .......   1,000,000      950,000
 Comcast UK Cable Partners, Ltd., Step-up Coupon, 0% to
    11/15/2000, 11.2% to 11/15/2007 ...................   1,500,000    1,417,500
 Echostar DBS Corp., 9.375%, 2/1/2009 .................   1,750,000    1,715,000
 Falcon Holding Group, Step-up Coupon, 0% to 4/15/2003,
    9.285% to 4/15/2010 ...............................   2,400,000    1,782,000
 Falcon Holding Group, 8.375%, 4/15/2010 ..............   1,000,000    1,010,000
 NTL, Inc., 11.5%, 10/1/2008 ..........................   3,500,000    3,745,000
 Outdoor Systems, Inc., 8.875%, 6/15/2007 .............   2,750,000    2,808,438
 Sinclair Broadcast Group, Inc., 10%, 9/30/2005 .......   1,500,000    1,443,750
 TeleWest Communications, PLC, Step-up Coupon, 0% to
    4/15/2004, 9.25% to 4/15/2009 .....................   1,600,000      960,000
 TeleWest Communications, PLC, Step-up Coupon, 0% to
    10/1/2000, 11% to 10/1/2007 .......................   1,000,000      940,000
                                                                     -----------
                                                                      22,163,291
                                                                     -----------
 Service Industries 5.4%
 Coinmach Laundry Corp., 11.75%, 11/15/2005 ...........   2,000,000    2,065,000
 ImPac Group, Inc., 10.125%, 3/15/2008 ................     750,000      645,000
 National Equipment Services, 10%, 11/30/2004 .........   1,500,000    1,425,000
 Pierce Leahy Corp., 11.125%, 7/15/2006 ...............     650,000      692,250
 Verio, Inc., 10.625%, 11/15/2009 .....................   1,150,000    1,184,500
 Verio, Inc., 11.25%, 12/1/2008 .......................   2,000,000    2,100,000
                                                                     -----------
                                                                       8,111,750
                                                                     -----------
 Durables 3.0%
 Airxcel, 11%, 11/15/2007 .............................   1,750,000    1,540,000
 DeCrane Aircraft Holdings, Inc., 12%, 9/30/2008 ......   1,000,000      910,000
 Fairchild Corp., 10.75%, 4/15/2009 ...................     460,000      381,800
 Transdigm, Inc., 10.375%, 12/1/2008 ..................   2,000,000    1,740,000
                                                                     -----------
                                                                       4,571,800
                                                                     -----------
 Manufacturing 10.1%
 AEP Industries, Inc., 9.875%, 11/15/2007 .............   1,100,000      946,000
 American Standard Companies, Inc., 9.25%, 12/1/2016 ..   1,100,000    1,078,000

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount (b)     Value ($)
------------------------------------------------------------------------------------

 Ball Corp., 8.25%, 8/1/2008 ............................   1,000,000      950,000
 Congoleum Corp., 8.625%, 8/1/2008 ......................     500,000      435,000
 Consolidated Container Capital, Inc., 10.125%, 7/15/2009     700,000      700,000
 Day International Group, Inc., 9.5%, 3/15/2008 .........   1,000,000      825,000
 Eagle-Picher Holdings, Series B, Step-Up-Coupon
    0% to 3/1/2008, 11.75% to 3/1/2008 ..................   1,910,000      706,700
 GS Technologies, 12%, 9/1/2004 .........................   1,000,000      530,000
 Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003,
    11.625% to 5/1/2009 .................................   1,000,000      100,000
 Huntsman Package, 11.75%, 12/1/2004 ....................   1,058,000    1,108,255
 ISP Holdings Inc., 9%, 10/15/2003 ......................     500,000      496,250
 ISP Holdings Inc., 9.75%, 2/15/2002 ....................     250,000      250,000
 Radnor Holdings Corp., 10%, 12/1/2003 ..................   2,250,000    2,160,000
 Riverwood International Corp., 10.875%, 4/1/2008 .......   2,000,000    1,925,000
 Tenneco Automotive Inc., 11.625%, 10/15/2009 ...........   2,000,000    2,040,000
 Terex Corp., 8.875%, 4/1/2008 ..........................   1,000,000      910,000
                                                                       -----------
                                                                        15,160,205
                                                                       -----------
 Technology 1.0%
 Exodus Communications, Inc., 10.75%, 12/15/2009 ........     900,000      915,750
 PSINet, Inc., 11%, 8/1/2009 ............................     530,000      545,900
                                                                       -----------
                                                                         1,461,650
                                                                       -----------
 Energy 2.9%
 Abraxas Petroleum Corp., 11.5%, 11/1/2004 ..............     700,000      615,300
 Cliffs Drilling Co., Series D, 10.25%, 5/15/2003 .......   1,000,000    1,000,000
 EOTT Energy Partners, 11%, 11/1/2009 ...................   1,750,000    1,785,000
 Swift Energy Co., 10.25%, 8/1/2009 .....................   1,000,000      985,000
                                                                       -----------
                                                                         4,385,300
                                                                       -----------
 Metals & Minerals 5.0%
 MMI Products, Inc., 11.25%, 4/15/2007 ..................   1,250,000    1,281,250
 Metals USA, Inc., 8.625%, 2/15/2008 ....................   1,000,000      927,500
 Pen Holdings, Inc., 9.875%, 6/15/2008 ..................   1,000,000      930,000
 Renco Metals Inc., Senior Note, 11.5%, 7/1/2003 ........   1,000,000      680,000
 Renco Steel Holdings Co., Series B, 10.875%, 2/1/2005 ..   1,000,000      900,000
 Republic Tech International, 13.75%, 7/15/2009 .........   2,000,000      980,000
 Wells Aluminum Corp., 10.125%, 6/1/2005 ................   1,750,000    1,837,500
                                                                       -----------
                                                                         7,536,250
                                                                       -----------
 Construction 2.4%
 Hovnanian Enterprises, Inc., 9.125%, 5/1/2009 ..........     975,000      872,625
 Millar Western Forest Products, 9.875%, 5/15/2008 ......     875,000      864,063
 Nortek, Inc., 9.25%, 3/15/2007 .........................   1,000,000      952,500

    The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                           Amount (b)     Value ($)
-----------------------------------------------------------------------------------

 Nortek, Inc., 9.875%, 3/1/2004 .........................     1,000,000     970,000
                                                                         ----------
                                                                          3,659,188
                                                                         ----------
 Transportation 0.6%
 US Air, Inc., 10.375%, 3/1/2013 ........................     1,000,000     920,000
                                                                         ----------

-----------------------------------------------------------------------------------
Total Corporate Bonds (Cost $146,353,432)                               134,705,086
-----------------------------------------------------------------------------------


                                                                Shares
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Preferred Stocks 6.3%
-----------------------------------------------------------------------------------

 Communications 2.8%
 Crown Castle International Corp., 12.75%, 12/15/2010 (c)         1,699   1,762,510
 Dobson Communications Corp., 12.25%, 1/15/2008 (c) .....         2,258   2,303,160
 Viatel, Inc., Series A (conv.), 10%, 4/15/2010 (c) .....         6,138     226,721
                                                                        -----------
                                                                          4,292,391
                                                                        -----------
 Financial 0.6%
 Walden Residential Properties, Inc., 9.2%, 1/1/2008 ....        40,000     865,000
                                                                        -----------
 Media 2.6%
 Adelphia Communications Corp., Series B, 13%,
    7/15/2009 ...........................................        10,000   1,070,000
 CSC Holdings Inc., 11.125%, 4/1/2008 (c) ...............        25,604   2,784,435
                                                                        -----------
                                                                          3,854,435
                                                                        -----------
 Manufacturing 0.3%
 Day International Group, Inc., 12.25%, 3/15/2010 (c) ...           616     474,105
                                                                        -----------

-----------------------------------------------------------------------------------
Total Preferred Stocks (Cost $9,336,896)                                  9,485,931
-----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
Warrants 0.2%
-----------------------------------------------------------------------------------


 Globalstar LP, Warrants (expire 2/15/2004)* ............         1,000     125,000
 Long Distance Direct Holdings, Inc. (expire 4/13/2008)*          1,000       2,000
 Ono Finance PLC (expire 5/31/2009)* ....................         1,000     145,000
 Orbital Imaging (expire 3/1/2005)* .....................           700      14,000
 Star Choice Communications, Inc. (expire 2/15/2005)* ...        23,160      57,900
 Walden Residential Properties, Inc., (expire 1/1/2002)*         40,000         200

-----------------------------------------------------------------------------------
Total Warrants (Cost $0)                                                    344,100
-----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)

----------------------------------------------------------------------------------
Common Stocks 0.1%
----------------------------------------------------------------------------------

 Abraxas Petroleum Corp. ..................................     59,618      80,112
 Abraxas Petroleum Corp., (Rights)* .......................     59,618          71

----------------------------------------------------------------------------------
Total Common Stocks (Cost $107,930)                                         80,183
----------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $162,681,602) (a)           150,722,216
----------------------------------------------------------------------------------


*        Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $162,681,602. At January 31, 2000, net unrealized depreciation for all investment securities based on tax cost was $11,959,386. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $2,279,345 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $14,238,731.

(b)      Principal amounts are stated in U.S. dollars unless otherwise noted.

(c) Payment-in-kind security (PIK). In lieu of cash, PIK securities pay interest/dividends in the form of additional securities.

    Currency Abbreviations
    ------------------------------------------------------------------------
    EUR        Euro




    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statements of Assets and Liabilities as of January 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $162,681,602) ................   $ 150,722,216
Cash ...................................................................             918
Receivable for investments sold ........................................       2,819,759
Receivable for Fund shares sold ........................................         191,988
Interest receivable ....................................................       2,878,464
Unrealized appreciation on forward currency exchange contracts .........          49,495
Deferred organization expenses .........................................           5,420
Other assets ...........................................................             779
                                                                         ---------------
Total assets ...........................................................     156,669,039

Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased ......................................       2,000,000
Dividends payable ......................................................         482,601
Payable for Fund shares redeemed .......................................         469,488
Accrued management fee .................................................         141,724
Other accrued expenses and payables ....................................         292,780
                                                                         ---------------
Total liabilities ......................................................       3,386,593
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 153,282,446
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................        362,550
Net unrealized appreciation (depreciation) on:
  Investments ..........................................................     (11,959,386)
  Foreign currency related transactions ................................          49,495
Accumulated net realized gain (loss) ...................................      (9,842,687)
Paid-in capital ........................................................     174,672,474
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 153,282,446
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($153,282,446 /
   13,488,128 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $       11.36
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

                                       23

--------------------------------------------------------------------------------
Statement of Operations for the year ended January 31, 2000
--------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Interest .......................................................   $ 18,268,076
Dividends ......................................................      1,412,895
                                                                ---------------
Total Income ...................................................     19,680,971
                                                                ---------------
Expenses:
Management fee .................................................      1,322,621
Services to shareholders .......................................        496,646
Custodian and accounting fees ..................................         77,762
Auditing .......................................................         42,569
Legal ..........................................................         14,973
Trustees' fees and expenses ....................................         39,823
Reports to shareholders ........................................         32,655
Registration fees ..............................................         34,842
Amortization of organization expenses ..........................          3,875
Other ..........................................................          1,035
                                                                ---------------
Total expenses, before expense reductions ......................      2,066,801
Expense reductions .............................................       (651,074)
                                                                ---------------
Total expenses, after expense reductions .......................      1,415,727
-------------------------------------------------------------------------------
Net investment income                                                18,265,244
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     (8,196,554)
Foreign currency related transactions ..........................        253,248
                                                                ---------------
                                                                     (7,943,306)
                                                                ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     (8,401,648)
Foreign currency related transactions ..........................         17,625
                                                                ---------------
                                                                     (8,384,023)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (16,327,329)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  1,937,915
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Eleven Months     Year Ended
                                      Year Ended     Ended  January    February  28,
Increase (Decrease) in Net Assets  January 31, 2000     31, 1999           1998
------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $  18,265,244    $  16,872,138    $  11,491,089
Net realized gain (loss) on
   investment transactions ......      (7,943,306)      (1,748,908)       2,680,787
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period      (8,384,023)      (9,372,538)       3,474,590
                                 ---------------- ----------------  ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................       1,937,915        5,750,692       17,646,466
                                 ---------------- ----------------  ---------------
Distributions to shareholders:
From net investment income ......     (18,189,409)     (16,930,159)     (11,198,598)
From net realized gains .........            --         (1,392,936)      (1,527,954)
                                 ---------------- ----------------  ---------------
Fund share transactions:
Proceeds from shares sold .......      63,141,446      110,837,491      125,593,145
Reinvestment of distributions ...      12,219,898       12,998,607        9,336,191
Cost of shares redeemed .........    (115,045,189)     (78,633,998)     (37,271,126)
Redemption fees .................         167,283          199,568          120,019
                                 ---------------- ----------------  ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................     (39,516,562)      45,401,668       97,778,229
                                 ---------------- ----------------  ---------------
Increase (decrease) in net assets     (55,768,056)      32,829,265      102,698,143
Net assets at beginning of period     209,050,502      176,221,237       73,523,094
Net assets at end of period
   (including undistributed net
   investment income of $362,550,
   $39,336, and $320,732,        ---------------- ----------------  ---------------
   respectively) ................   $ 153,282,446    $ 209,050,502    $ 176,221,237
                                 ---------------- ----------------  ---------------

Other Information
-----------------------------------------------------------------------------------
Shares outstanding at beginning
   of period ....................      16,863,913       13,323,225        5,759,335
                                 ---------------- ----------------  ---------------
Shares sold .....................       5,264,791        8,799,750        9,745,318
Shares issued to shareholders in
   reinvestment of distributions        1,029,914        1,032,136          721,489
Shares redeemed .................      (9,670,490)      (6,291,198)      (2,902,917)
                                 ---------------- ----------------  ---------------
Net increase (decrease) in Fund
   shares .......................      (3,375,785)       3,540,688        7,563,890
Shares outstanding at end of     ---------------- ----------------  ---------------
   period .......................      13,488,128       16,863,913       13,323,225
                                 ---------------- ----------------  ---------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                                              2000(b)   1999(c)  1998(d)   1997(e)
------------------------------------------------------------------------------------
Net asset value, beginning of period          $12.40  $13.23     $12.77  $12.00
                                              --------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income (a)                     1.16    1.08       1.19     .76
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                      (1.06)   (.73)       .57     .77
                                              --------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations               .10     .35       1.76    1.53
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                        (1.15)  (1.10)     (1.17)   (.76)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                    --    (.09)      (.14)   (.01)
                                              --------------------------------------
------------------------------------------------------------------------------------
  Total distributions                          (1.15)  (1.19)     (1.31)   (.77)
------------------------------------------------------------------------------------
  Redemption fees                                .01     .01        .01     .01
------------------------------------------------------------------------------------
Net asset value, end of period                $11.36  $12.40     $13.23  $12.77
                                              --------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (f)                            1.04    2.98**(g) 14.60   13.23**(g)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           153     209        176      74
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                             1.09    1.17*      1.23    1.75*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)   .75     .44*       .03    0.00*
------------------------------------------------------------------------------------
Ratio of net investment income (%)              9.68    9.42*      9.28    9.44*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       53      83**      113      40*
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      For the year ended January 31, 2000.

(c) For the eleven months ended January 31, 1999. On August 10, 1998, the Trustees of the Fund changed the fiscal year end from February 28 to January 31.

(d)      For the year ended February 28, 1998.

(e) For the period June 28, 1996 (commencement of operations) to February 28, 1997.

(f) Total returns would have been lower had certain expenses not been reduced.

(g) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder High Yield Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On August 10, 1998, the Trustees of the Fund changed the fiscal year end from February 28 to January 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sales price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset, and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell, are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,782,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,674,000) and January 31, 2008 ($5,108,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 1999 through January 31, 2000 the Fund incurred approximately $3,060,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $94,296,680 and $138,953,854, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets computed and accrued daily and payable monthly. Until June 30, 1998, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees in order to maintain the annualized expenses of the Fund at not more than 0.25% of average daily net assets. Effective July 1, 1998, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees in order to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. Effective January 1, 1999, the Adviser and certain of its subsidiaries agreed to reimburse or not to impose, respectively, all or a portion of their fees until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 0.75% of average daily net assets. For the year ended January 31, 2000, the Adviser did not impose a portion of its fee amounting to $635,231 and the amount imposed aggregated $687,390, which is equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended January 31, 2000, the amount charged to the Fund by SSC amounted to $240,420, of which $238,359 was unpaid at January 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended January 31, 2000, the amount charged to the Fund by STC amounted to $30,195, of which $9,501 was unpaid at January 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended January 31, 2000, the amount charged to the Fund by SFAC amounted to $58,203, of which $4,462 was unpaid at January 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended January 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $77,870.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended January 31, 2000, the Trustees' fees and expenses aggregated $39,823.

D. Commitments

As of January 31, 2000, the Fund had entered into the following forward foreign currency exchange contracts resulting in a net unrealized appreciation of $49,495.

                                                                 Net Unrealized
                                                                  Appreciation
                                                   Settlement    (Depreciation)
  Contracts to Deliver       In Exchange For          Date           (U.S.$)
--------------------------------------------------------------------------------
EUR         1,419,575    U.S. Dollars 1,429,342     2/28/2000             49,495
                                                                  --------------

E. Expense Off-Set Arrangments

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended January 31, 2000, the Fund's custodian and transfer agent fees were reduced by $10,938 and $4,905, respectively, under these arrangements.

F. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Bond Fund (the "Fund") at January 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
March 17, 2000

Officers and Trustees
--------------------------------------------------------------------------------

 Lynn S. Birdsong*                             Jean C. Tempel
   o  President and Trustee                      o  Trustee; Venture Partner,
                                                    Internet Capital Group
 Henry P. Becton, Jr.
   o  Trustee; President and General           Kelly D. Babson*
      Manager, WGBH Educational                  o  Vice President
      Foundation
                                               Robert S. Cessine*
 Dawn-Marie Driscoll                             o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,            Ann M. McCreary*
      Center for Business Ethics, Bentley        o  Vice President
      College
                                               Gary A. Langbaum*
 Peter B. Freeman                                o  Vice President
   o  Trustee; Corporate Director and
      Trustee                                  Robert C. Peck*
                                                 o  Vice President
 George M. Lovejoy, Jr.
   o  Trustee; President and Director,         John Millette*
      Fifty Associates                           o  Vice President and Secretary

 Wesley W. Marple, Jr.                         John R. Hebble*
   o  Trustee; Professor of Business             o  Treasurer
      Administration, Northeastern
      University, College of Business          Caroline Pearson*
      Administration                             o  Assistant Secretary

 Kathryn L. Quirk*                             *Scudder Kemper Investments, Inc.
   o  Trustee; Vice President and
      Assistant Secretary

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser







SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com




A member of the [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.